Exhibit 10.16

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.
SECOND AMENDMENT TO LICENSE AGREEMENT
THIS SECOND AMENDMENT TO LICENSE AGREEMENT (this “Amendment”) is made as of February 18, 2021 (the “Amendment Effective Date”), by and between The Broad Institute, Inc. (“Broad”) and Prime Medicine, Inc. (“Company”). Capitalized terms used herein but not defined herein shall have the same meaning as set forth in the License Agreement (as defined below). Each of Broad and Company may be referred to herein as a “Party” or together as the “Parties.”
WHEREAS, Company and Broad are parties to that certain License Agreement, dated as of September 26, 2019 (the “License Agreement”); and
WHEREAS, the Parties wish to amend the License Agreement (pursuant to Section 11.13 thereof) as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby amend the License Agreement as follows:
1.Exhibit 1.111 of the License Agreement is hereby deleted in its entirety and replaced with the schedule set forth on Exhibit A of this Amendment.
2.The table in Section 4.3 of the License Agreement is hereby removed and replaced in its entirety with the following:

Calendar Year(s)	Maintenance Fee (U.S. Dollars)
2019	[***] Dollars ($[***])
2020	[***] Dollars ($[***])
2021 and each subsequent Calendar Year during the Term	[***] Dollars ($[***])
3.Consideration for Amendment. As partial consideration for the addition of certain Patent Rights set forth on Exhibit A of this Amendment:
a. Company shall pay to Broad a nonrefundable payment of One Hundred and Twenty-Five Thousand Dollars ($125,000) within [***] of the Amendment Effective Date; and
b. Company shall reimburse Broad for all unreimbursed, documented, out-of-pocket expenses incurred by Broad prior to the Amendment Effective Date with respect to the Prosecution of such Patent Rights, which Broad estimates as equal to [***] Dollars ($[***]), within [***] after the Amendment Effective Date; provided that if the actual amount of such expenses exceeds such estimate, then Company shall reimburse Broad for any unreimbursed amount within [***] of receipt of an invoice from Broad.
4.Effect of Amendment. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the License Agreement or any other provision not expressly referred to herein. Except as amended hereby, the License Agreement shall remain in full force and effect as originally written.
5.Governing Law. This Amendment will be governed by, and construed in accordance with, the substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflict of law provision, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.
6.Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.
7.Headings. Section and subsection headings are inserted for convenience of reference only and do not form a part of this Amendment.
8.Amendment; Waiver; Assignment. This Amendment may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party waiving compliance. The delay or failure of either Party at any time or times to require performance of any provisions hereof shall in no manner affect the rights at a later time to enforce the same. No waiver by either Party of any condition or of the breach of any term contained in this Amendment, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Amendment. This Amendment may not be assigned except in connection with an assignment of the License Agreement.
9.Severability. If any provision of this Amendment is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, or interferes with the enforceability of any Patent Right, it is the intention of the Parties that the remainder of this Amendment shall not be affected.
10.Entire Agreement. This Amendment (including Exhibit A hereof) and the License Agreement, as amended, are the sole agreements with respect to the subject matter hereof and thereof and except as expressly set forth herein and therein, supersede all other agreements and understandings between the Parties with respect to the same.
11.Counterparts; Facsimile. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall together be deemed to constitute one instrument. The Parties agree that execution of this Amendment by industry standard electronic signature software or by exchanging facsimile or PDF signatures shall have the same legal force and effect as the exchange of original signatures and that in any proceeding arising under or relating to this Amendment, each Party hereby waives any right to raise any defense or waiver based upon execution of this Amendment by means of such electronic signatures or maintenance of the executed document electronically.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

PRIME MEDICINE, INC.	THE BROAD INSTITUTE, INC.

By: /s/ Keith Gottesdiener	By: /s/ Juliana Leung
Name: Keith Gottesdiener	Name: Juliana Leung
Title: CEO	Title: Director, Strategic Alliances
[Signature Page to Second Amendment to License Agreement]

EXHIBIT A
Exhibit 1.111
(Patent Rights)
[***]